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                                                                   Exhibit 10.44

                  AMENDMENT TO OFFICE BUILDING LEASE AGREEMENT

         THIS AMENDMENT to Office Building Lease Agreement is made between Pennsylvania Dental Service Corporation, a Pennsylvania Corporation d/b/a Delta Dental of Pennsylvania ("Landlord") and Mindspring Enterprises, Inc., a Delaware Corporation ("Tenant").

                                   WITNESSETH:

         WHEREAS Landlord and Tenant have previously entered into the Office Building Lease Agreement (the "Lease") dated December 15, 1997; and

         WHEREAS Landlord and Tenant desire to enter into this Amendment to the Lease Agreement upon the terms and conditions herein set forth:

         NOW THEREFORE, Landlord and Tenant in consideration of the above Premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, do hereby agree as follows.

1. Paragraph 3 of the Lease is hereby modified to extend the Term through April 30, 2000. The other terms and conditions of the Least shall remain in full force and effect. The rent during such term shall be based upon an annual rental of $313,800 per year adjusted and payable on a monthly pro rats basis.

2. Tenant agrees that it shall make the following repairs to the Premises at its expense and shall undertake the following actions:

         (a) Institute a policy and take appropriate action to eliminate the cigarette butts discarded on the landscaping and parking areas of the Premises.

         (b) Service and/or replace if necessary the portable fire extinguishers located at the Premises.

         (c) Clean and maintain the carpet and repair gouges and holes in the walls.

         (d) Repair the fabric that is torn on the modular furniture located in the Premises belonging to Landlord, as described in paragraph 44 of the Lease.

3. Tenant agrees to maintain the floors in the restrooms and stairwells within the Premises and shall strip and wax these floors regularly. In addition,

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     Tenant shall replace any missing or damaged ceiling tiles that Tenant has removed from the ceiling in the Premises, or damaged.

4. Tenant hereby acknowledges its obligations pursuant to paragraph 44 of the Lease concerning reimbursement of Landlord for any damage or destruction of the personal property described therein, except for customary wear and tear.

5. Tenant shall promptly reimburse Landlord, no later than thirty (30) days from Landlord's written request, for any costs Landlord may incur by reason of Tenant's failure to make any of the aforementioned repairs.

         IN WITNESS WHEREOF, the parties have set forth their hands and seals this 20th of December, 1999.

ATTEST:                                  LANDLORD:

                                         Pennsylvania Dental Service Corporation
                                         D/B/A Delta Dental of Pennsylvania

 /s/ Audrey J. Hess                      By:    /s/ [signature illegible]
-------------------------------               ----------------------------------
Name: Audrey J. Hess                     Name:
-------------------------------               ----------------------------------
Title: Mgr., Corporate Services          Title:   President
-------------------------------               ----------------------------------

ATTEST:                                  TENANT:

                                         Mindspring Enterprises, Inc.

 /s/ Kimberly Adamson                    By: /s/ M. T. Brown
------------------------------           ------------------------------------
Name: Kimberly Adamson                   Name: M. T. Brown
     -------------------------                -------------------------------
Title: Director, Corporate Real Estate   Title: Ex. Director, Corporate Services
     ---------------------------------         ---------------------------------

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